SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):

                                February 10, 1998


                               I.C.H. CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


     1-7697                                                     43-6069928
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(Commission File No.)                                      (I.R.S. Employer
                                                          Identification No.)


                 9404 Genesee Avenue, La Jolla, California 92037
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               (Address of Principal Executive Offices) (Zip Code)


                                 (619) 587-8533
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Item 5. Other Events.
        ------------

        On February 10, 1998, I.C.H. Corporation (the "Company") amended its Rights Agreement, dated as of February 19, 1997, with Mid-America Bank of Louisville and Trust Company, as Rights Agent, to, among other things (i) extend the term of the Rights Agreement to February 19, 2007, (ii) increase the initial purchase price of the Rights issued pursuant to the Rights Agreement to $20.00 per share and (iii) add certain "Continuing Director" provisions relating to the redemption of such Rights.

        On March 2, 1998, the Board of Directors of the Company approved an amendment to the Amended and Restated By-laws of the Company to provide, among other things, that stockholders intending to nominate persons for election to the Board of Directors of the Company or to propose new business to be considered by stockholders at an annual meeting of stockholders must provide the Company with advance notice of such intentions.

        The foregoing descriptions of Amendment No. 1 to Rights Agreement and Amendment No. 1 to Amended and Restated By-laws of the Company do not purport to be complete and are qualified in their entirety by the full text of such Amendments which are filed as Exhibits 10.1 and 3.1 hereto, respectively, and which are incorporated herein by reference.

Item 5. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

3.1     Amendment No. 1 to Amended and Restated By-laws of I.C.H. Corporation.

10.1    Amendment No. 1 to Rights Agreement.


                                     2 of 4

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 1998


                                         I.C.H. CORPORATION




                                         By:  /s/ James R. Arabia
                                              ----------------------------
                                              Name:  James R. Arabia
                                              Title:  Chairman of the Board,
                                                      Chief Executive Officer
                                                         and President

                                Index to Exhibits


                                                                  Sequentially
Exhibit                                                             Numbered
Number                             Description                       Pages
------                             -----------                       -----
3.1                  Amendment No. 1 to Amended and Restated
                     By-laws of I.C.H.


10.1                 Amendment No. 1 to Rights Agreement